UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

QUANTA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-056025	81-2749032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3606 W. Magnolia Blvd. Burbank, CA 91505
(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 813-1360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

Hanson Faso Brokerage Agreement

On March 26, 2020, Quanta, Inc. (the “Company”) signed a brokerage agreement (the “Brokerage Agreement”) with Hanson Faso Sales & Marketing, Inc. (the “Broker”). The Broker will be the exclusive distributor of the Company’s products in Illinois, Indiana, Iowa, Kentucky, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, Oklahoma, South Dakota, Western Pennsylvania and Wisconsin. Broker will be paid a commission on the net amount of the invoices rendered in the mid-single digits, subject to a minimum monthly commission of $2,000. The agreement has a one year term.

The Brokerage Agreement contains other customary representations, warranties and covenants. The above description does not purport to be complete and is qualified in its entirety by reference to the Brokerage Agreement filed as Exhibit 10.16 to this Current Report on Form 8-K and incorporated herein by reference.

Oscaleta Partners Equity Purchase Agreement

On April 9, 2020, the Company entered into an equity purchase agreement (the “EPA”) with Oscaleta Partners LLC, a Connecticut limited liability company (“Oscaleta”) and a related registration rights agreement (“Registration Rights Agreement”). Pursuant to the terms of the EPA, the Company has the right (“Put Right”), but not the obligation, to sell shares of its common stock, par value $0.001 per share (the “Common Stock”) to Oscaleta on the terms specified in the EPA in private transactions.

Equity Purchase Agreement

The Company has the right to exercise its Put Right under the EPA for a period that expires two (2) years after the effective date of the registration statement as described below, subject to a limit of $10 million in the aggregate and the Company’s right with respect to each exercise of its Put Right is subject to certain conditions precedent, including, but not limited to, the following:

●	The Company must have registered the shares that will be sold to Oscaleta under the Securities Act of 1933, as amended (the “Securities Act”);

●	Such registration statement remains effective and does not have any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

●	There has not been a material adverse effect to the Company;

●	The amount of the shares of Common Stock to be sold will not cause Oscaleta to then be a beneficial owner under the Securities Act of more than 9.99% of the issued and outstanding shares of the Common Stock; and

●	The representations and warranties of the Company are and will continue to be accurate in all material respects.

The price that the Company may specify in any exercise of a Put Right (a “Draw-Down”) will be determined by calculating a 15% discount to the lowest closing price over a 10 trading day valuation period following delivery of a notice for such Draw-Down by the Company to Oscaleta. There are no trading volume requirements in connection with any Draw-Down other than the limitation on the beneficial ownership of the Company’s Common Stock by Oscaleta. Under certain conditions regarding the market and the shares then held by Oscaleta, this limitation can significantly reduce the amount of cash that is available to the Company under the EPA.

Registration Rights Agreement

Also on April 9, 2020, the Company entered into a Registration Rights Agreement with Oscaleta. Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file, within 150 days, a registration statement with the Securities and Exchange Commission (“SEC”) covering any shares that may be issued under the EPA. In addition, the Company is obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 5 business days after the notification from the SEC that the registration statement may be declared effective.

Issuance of Promissory Note

On April 9, 2020, the Company also issued a promissory note in the amount of $40,000 to Oscaleta as a commitment fee (the “Note”). The promissory note matures on October 31, 2020 and bears interest at a rate of 10% per annum, payable on maturity.

Agreements, General

The EPA, Registration Rights Agreement and Note have other customary representations, warranties and covenants. The above description of the agreements and the contemplated transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as Exhibits 10.13, 10.14 and 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item. The Note represents indebtedness of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item. The Company has not yet issued any Put Shares pursuant to the EPA, but may in subsequent private transactions.

On April 3, 2020, we issued 241,198 shares of our common stock with a fair value of approximately $28,000 to various employees in a private transaction as compensation for services.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.13	Equity Purchase Agreement, dated as of April 9, 2020, by and between Quanta, Inc. and Oscaleta Partners LLC (incorporated by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form S-1 filed with the Commission on April 10, 2020)
10.14	Registration Rights Agreement, dated as of April 9, 2020, by and between Quanta, Inc. and Oscaleta Partners LLC (incorporated by reference to Exhibit 10.14 to the Registrant’s Registration Statement on Form S-1 filed with the Commission on April 10, 2020)
10.15	Promissory Note, dated as of April 9, 2020, issued by Quanta, Inc. in favor of Oscaleta Partners LLC (incorporated by reference to Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1 filed with the Commission on April 10, 2020)
10.16*	Brokerage Agreement, dated as of March 26, 2020, by and between Quanta, Inc. and Hanson Faso Sales & Marketing, Inc.

* Certain confidential information contained in this agreement has been omitted because it is not material and would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA, INC.

Date: April 10, 2020	/s/ Eric Rice
Eric Rice
Chief Executive Officer